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                                                                  Exhibit 99.1



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                                                                  EXECUTION COPY

                             SUBSERVICING AGREEMENT

     SUBSERVICING AGREEMENT dated as of November 1, 1998 by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Continental Grain Company, a Delaware corporation (the "Subservicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under various Pooling and Servicing Agreements listed on the attached Schedule A, which Schedule may be amended from time to time by delivery of notice thereof to the parties hereto and to the related Certificate Insurers (the "Pooling Agreements") and on behalf of the related securitization trusts (the "Trusts") formed pursuant to the Pooling Agreements.

     WHEREAS, the Servicer and the Trustee have previously entered into the Pooling Agreements, among the Servicer, the Trustee, the Depositor and the other parties named therein pursuant to which the Servicer is to act as servicer to service and administer certain mortgage loans (the "Mortgage Loans") owned by the Trusts in accordance with the Pooling Agreements;

     WHEREAS, the Servicer, pursuant to Section 8.03 of the Pooling Agreements, desires to appoint the Subservicer to perform certain of the Servicer's servicing obligations under the Pooling Agreements;

     WHEREAS, the Depositor on behalf of the Trusts desires the Subservicer to perform certain of the Servicer's servicing obligations to benefit the Trusts; and

     WHEREAS, the Trusts wish to obtain the benefit of the subservicing arrangements to be provided by the Subservicer.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions. The following terms have the following meanings when used in this Agreement.

          "Agreement" means this Subservicing Agreement, and all amendments hereof and supplements hereto.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in The City of New York, or in the city in which the principal corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed, and when used with reference to the determination of LIBOR, shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

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          "Delinquency Advances" with respect to any Trust, has the meaning set forth in the related Pooling Agreement.

          "Depositor" has the meaning set forth in the introductory paragraph hereto.

          "LIBOR" means, with respect to any period commencing on a Monthly Remittance Date and ending on the day before the next Monthly Remittance Date, the rate of interest (calculated on a per annum basis) equal to the one month London Interbank Offered Rate as reported on the display designated as "Page 3750" on the Telerate Service (or such other display as may replace Page 3750 on the Telerate Service) on the related LIBOR Determination Date.

          "LIBOR Determination Date" means, with respect to any period commencing on a Monthly Remittance Date and ending on the day before the next Monthly Remittance Date, the second Business Day prior to such earlier Monthly Remittance Date.

          "Monthly Remittance Date" means the 10th day of each month or, if such day is not a Business Day, the Business Day succeeding such day.

          "Mortgage Loans" has the meaning set forth in the first WHEREAS clause in the Recitals.

          "Person" means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pooling Agreements" has the meaning set forth in the introductory paragraph hereto.

          "Reimbursement Available Funds" has the meaning set forth in Section 2.03(b) hereof.

          "Right" has the meaning set forth in Section 6.02 hereof.

          "Servicer" has the meaning set forth in the introductory paragraph hereto.

          "Subservicer" has the meaning set forth in the introductory paragraph hereto.

          "Subservicer Advance" has the meaning set forth in Section 2.02(a) hereof.

          "Subservicer Advance Notice" has the meaning set forth in Section 2.02(b) hereof.

          "Subservicing Fee" has the meaning set forth in Section 2.03(a) hereof.

          "Trustee" has the meaning set forth in the introductory paragraph hereto

          "Trusts" has the meaning set forth in the introductory paragraph hereto.

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     SECTION 1.02. Other Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the related Pooling
Agreements.

                                   ARTICLE II

                        THE SERVICER AND THE SUBSERVICER

     SECTION 2.01. Appointment of the Subservicer; Direction to Trustee. Pursuant to the Pooling Agreements, the Servicer and the Trusts hereby appoint the Subservicer to perform certain of the Servicer's servicing obligations under the Pooling Agreements as set forth in Section 2.02 hereof, which appointment the Subservicer hereby accepts. The Subservicer agrees to perform the obligations set forth in Section 2.02 hereof in accordance with the servicing standards set forth in the Pooling Agreements. The Subservicer undertakes no obligations of the Servicer under the Pooling Agreements other than those expressly set forth in Section 2.02 hereof. Nothing in this Agreement shall relieve the Servicer of its obligations under the Pooling Agreements or in any way limit such obligations.

     The Depositor hereby directs the Trustee to execute and deliver this Agreement on behalf of each Trust.

     SECTION 2.02. Obligations of the Subservicer.

     (a) The Subservicer hereby agrees to advance, until such advancing obligation terminates pursuant to Section 4.01(a) hereof, to the Trustee on behalf of the Trusts, on a Trust-by-Trust basis, on each Monthly Remittance Date, an amount (the "Subservicer Advance") equal to the Delinquency Advance (if any) for each Trust for such Monthly Remittance Date, provided that, in no event shall the Subservicer be required to advance on any Monthly Remittance Date aggregate Subservicer Advances for all Trusts in excess of $85,000,000, less the amount of any outstanding unreimbursed Subservicer Advances. In the event that the aggregate Subservicer Advances which Subservicer makes on any Monthly Remittance Date are less than the aggregate Delinquency Advances required to be made to the Trusts on that Monthly Remittance Date under the Pooling Agreements, then the Subservicer shall allocate the Subservicer Advances among the Trusts pro rata to the Delinquency Advances for each Trust, and the difference between the Subservicer Advance and the total Delinquency Advance shall be advanced to the Trust by the Servicer as a Delinquency Advance. The parties hereto agree that if the Servicer is not required to advance any portion of a Delinquency Advance as set forth in the relevant sections of the Pooling Agreements, then the Subservicer shall likewise not be required to make any Subservicer Advance with respect thereto.

     (b) No later than Noon on the Business Day preceding each Monthly Remittance Date, the Servicer shall deliver to the Subservicer and the Trustee a notice (the "Subservicer Advance Notice"), in the form of Exhibit I hereto, setting forth the amount of the Subservicer Advance, if any, due on such Monthly Remittance Date.

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     SECTION 2.03. Subservicing Fee; Reimbursement for Subservicer Advances;
Priority.

     (a) As compensation for the rendering of the services specified herein, the Subservicer shall be entitled to receive a subservicing fee (the "Subservicing Fee") from each Trust. The Subservicing Fee for any period shall equal the product of (i) LIBOR plus 137 basis points, (ii) 1/360, (iii) the number of days in the period, and (iv) the average amount of unreimbursed Subservicer Advances during the period. In no event shall the Subservicing Fee payable to the Subservicer for any month exceed the Servicing Fee payable to the Servicer. The amount of any Subservicer Fee paid to the Subservicer shall reduce, dollar-for-dollar, the amount of the Servicing Fee payable to the Servicer.

     (b) (i) The Servicer collects principal, interest and certain fees on the Mortgage Loans, as agent for and on behalf of the Trusts pursuant to and in accordance with the Pooling Agreements. The portion of these collections that is available, in accordance with the terms and provisions of the Pooling Agreements, for the reimbursement of Delinquency Advances and the payment of the Servicing Fee is referred to herein as the "Reimbursement Available Funds." The Reimbursement Available Funds are owned by, and are the property of, the related Trusts.

          (ii) The Servicer agrees that it shall have no claim against the Trusts to receive or retain any portion of the reimbursement for Subservicer Advances. The Subservicer acknowledges that the Servicer, in paying the Subservicing Fee and such reimbursement amounts to the Subservicer, is paying such amounts on behalf of the Trusts only, solely from funds and assets of the Trust, and is not liable to the Subservicer to pay any such amounts from its own funds. The parties hereto agree that the Servicer shall be acting in the capacity as agent of the Trusts when it performs its collection duties in accordance with the Pooling Agreements and remittance duties hereunder.

     (c) On each Business Day, the Subservicer shall be paid, by remittance by the Servicer acting as an agent of the Trusts, out of the Reimbursement Available Funds, available on that day, an amount equal to any accrued but unpaid Subservicing Fee through the end of the prior day. After payment of the Subservicing Fee, the Servicer shall be paid, by remittance by the Servicer acting as an agent of the Trusts, out of the Reimbursement Available Funds an amount equal to any accrued but unpaid Servicing Fee. The excess of the Subservicer Fee due on any Business Day over the amount of Subservicer Fee actually paid on such Business Day shall be carried forward and shall be paid first out of the Reimbursement Available Funds before any other amounts are paid under this subsection on each Business Day thereafter until such carried-forward amounts are paid in full.

     (d) On each Business Day, following the payment of the Subservicing Fee and the Servicing Fee, the remaining amount, if any, of available Reimbursement Available Funds shall be used to reimburse the Subservicer, by remittance by the Servicer acting as an agent of the Trusts, for Subservicer Advances made by the Subservicer and the Servicer for Delinquency Advances made by the Servicer through the prior day. Prior to the termination pursuant to Section 4.01(a) of the Subservicer's obligation to advance, the remaining Reimbursement Available Funds shall be reimbursed to the Subservicer and the Servicer in the proportion that the outstanding unreimbursed

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Subservicer Advances made by the Subservicer bear to the outstanding unreimbursed Delinquency Advances made by the Servicer. After the Subservicer's obligations to advance have been terminated pursuant to Section 4.01(a) hereof, all remaining Reimbursement Available Funds shall first be used to reimburse the Subservicer for outstanding unreimbursed Subservicer Advances.

     (e) Notwithstanding anything herein to the contrary, the parties hereto agree that the sum of (i) the Subservicing Fee paid to the Subservicer, plus
(ii) the Servicing Fee paid to the Servicer, shall never exceed the Servicing Fee which would otherwise be payable under the terms of the Pooling Agreements, if the effect of this Agreement were not taken into account. Notwithstanding anything herein to the contrary, the parties hereto agree that the sum of (i) any reimbursement for Subservicer Advances made by the Subservicer, plus (ii) any reimbursement for Delinquency Advances made by the Servicer, shall never exceed the reimbursement for Delinquency Advances which would otherwise be payable under the terms of the Pooling Agreements, if the effect of this Agreement were not taken into account.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     SECTION 3.01. Representations, Warranties and Covenants of the Subservicer. The Subservicer hereby represents and warrants to the Trustee as follows:

          (a) The Subservicer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in compliance with the laws of each state necessary to enable it to perform its obligations under the terms of this Agreement; the Subservicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Subservicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Subservicer; and all requisite corporate action has been taken by the Subservicer to make this Agreement valid and binding upon the Subservicer in accordance with its terms;

          (b) Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Subservicer's charter or by-laws or any material agreement or instrument to which the Subservicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Subservicer or its property is subject;

          (c) There is no action, suit, proceeding, or investigation pending or, to the knowledge of the Subservicer, threatened against the Subservicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Subservicer, or in any material impairment of the right or ability of the Subservicer to carry on its business, or of any action taken or to be taken in connection with the obligations of the Subservicer contemplated

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     herein, or which would materially impair the ability of the Subservicer to perform under the terms of this Agreement; and

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Subservicer of or compliance by the Subservicer with this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

     SECTION 3.02. Representations, Warranties and Covenants of the Servicer. The Servicer hereby represents and warrants to the Subservicer and the Trustee as follows:

          (a) The Servicer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in compliance with the laws of each state necessary to enable it to perform its obligations under the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          (b) Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (c) There is no action, suit, proceeding, or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement; and

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

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                                   ARTICLE IV

                    REMOVAL; RESIGNATION; MERGER; ASSIGNMENT

     SECTION 4.01. Term of Agreement; Termination of Subservicing.

     (a) (i) The Subservicer's obligation to make Subservicer Advances hereunder shall terminate on October 15, 1999 except as such obligation may be terminated earlier as set forth in this Section 4.01(a) and such obligation may be extended if agreed to in writing by the Servicer and the Subservicer, with notice given to the other parties hereto and the related Certificate Insurers. The Servicer may terminate the Subservicer upon five days prior written notice to each of the other parties hereto and the related Certificate Insurers, and upon such termination the Subservicer's obligation to make Subservicer Advances shall simultaneously terminate. In the event that the Servicer resigns or is terminated pursuant to the terms of the Pooling Agreements, (x) the Trustee or a successor servicer may terminate the Subservicer without payment of any fee and upon such termination the Subservicer's obligation to make Subservicer Advances shall simultaneously terminate or (y) the Subservicer may immediately terminate its obligation to make Subservicer Advances upon notice to the parties hereto and the related Certificate Insurers.

          (ii) In the event that the Subservicer fails to timely receive any amounts due and payable to it from any Trust, the Subservicer may terminate its obligation to make Subservicer Advances upon five days notice to each of the other parties hereto and the related Certificate Insurers.

     (b) Notwithstanding any termination of the Subservicer's advancing obligation, the Subservicer's right to reimbursement for unpaid Subservicing Fees and unreimbursed Subservicer Advances shall survive any such termination until such amounts have been paid in full. Following any termination of the Subservicer hereunder, the Servicer (or, if applicable, the successor Servicer appointed pursuant to the related Pooling Agreement) shall, on behalf of the related Trust, be required to continue to remit to the Subservicer amounts due to it in respect of unpaid Subservicing Fees and unreimbursed Subservicer Advances, as calculated in and provided by Article II hereof until such amounts have been paid in full.

     SECTION 4.02. Merger or Consolidation of the Subservicer. The Subservicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Subservicer shall be a party, or any Person succeeding to the business of the Subservicer, shall be the successor of the Subservicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereof, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Subservicer shall be qualified to act as a subservicer in accordance with Section 8.03 of the Pooling Agreements.

     SECTION 4.03. Assignment. With the prior written consent of the Servicer and the Certificate Insurer with respect to the related Trust, the Subservicer may assign its rights and obligations hereunder to any institution which qualifies as a "Subservicer" under each Pooling Agreement.

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                                   ARTICLE V

                    LIMITATION ON LIABILITY; INDEMNIFICATION

     SECTION 5.01. Limitation on Liability of the Subservicer; Indemnification.

     (a) The Subservicer and any director, officer, employee or agent of the Subservicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising thereunder. The Subservicer and any director, officer, employee or agent of the Subservicer shall be indemnified and held harmless by the Servicer against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Pooling Agreements, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder.

     (b) To the extent that the Subservicer incurs any loss, liability or expense arising out of or in connection with this Agreement, the Servicer hereby assigns to the Subservicer the Servicer's right to indemnification from the Trust Estate pursuant to Section 8.05 of the Pooling Agreements; provided, however, that in the event the Servicer seeks indemnification pursuant to
Section 8.05 of the Pooling Agreements for itself from the Trust Estate, the Subservicer shall be indemnified pursuant to clause (a) hereof.

     (c) The Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is directly related to its duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Subservicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, pursuant to clause (b) above, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder) shall be expenses, costs and liabilities of either the Servicer or the Trust Estate. In the case of such reimbursement from the Trust Estate, the Subservicer shall be entitled to be reimbursed therefor only from the amounts otherwise distributable on the Class R Certificates as and to the extent provided in Section 8.05 of the Pooling Agreements, any such right of reimbursement being prior to the rights of the Class R Certificateholders to receive any such amount.

     SECTION 5.02. Indemnification of the Trustee. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Servicer against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Pooling Agreements, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence by the Trustee or by reason of reckless disregard of its obligations and duties hereunder.

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                                   ARTICLE VI

                                  MISCELLANEOUS

     SECTION 6.01. Inconsistencies with Pooling Agreements; Amendment to Subservicing Agreement and the Pooling Agreements.

     (a) This Agreement may be amended from time to time by written agreement signed by the parties hereto.

     (b) The Servicer hereby agrees that it shall not amend the Pooling Agreements in any way that would affect the rights or obligations of the Subservicer hereunder without the prior written consent of the Subservicer.

     (c) In the event that this Agreement is determined to constitute an amendment to the Pooling Agreements, then this Agreement shall be deemed to amend the Pooling Agreement as follows: (i) The Servicer, the Trustee and the Trust may enter into Sub-servicing Agreements with a Person meeting the qualifications set forth in the Pooling Agreement and may have obligations under such agreement with respect to the subservicer including without limitation the obligation to make reimbursements for Delinquency Advances and to pay the Servicing Fee, provided that such obligations do not exceed the obligations otherwise set forth in the Pooling Agreements with respect to the Servicer; and
(ii) Continental Grain Company and any other Person to which the Servicer, the Trustee and the Certificate Insurer have consented in writing shall be eligible to act as a sub-servicer notwithstanding anything to the contrary therein.

     SECTION 6.02. Indulgences, Etc. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege (each, a "Right") under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any Right preclude any other or further exercise of the same or of any other Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of such Right with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     SECTION 6.03. Controlling Law; Jurisdiction.

     (a) This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any conflict-of-laws doctrines of the State of New York or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

     (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in

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respect of any such action or proceeding may be heard or determined in such New
York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

     SECTION 6.04. Waiver of Jury Trial. Each of the parties hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, any other transaction document or any instrument or document delivered hereunder or thereunder.

     SECTION 6.05. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as FedEx, or by other messenger) against receipt or three days after when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

     (i) If to Servicer:

          ContiMortgage Corporation
          One Conti Park
          338 South Warminster Road
          Hatboro, Pennsylvania 19040-3430
          Attention: Senior Vice President
                       and Chief Counsel
          Telephone: (215) 347-3404
          Fax:       (215) 347-3400

     (ii) If to Subservicer:

          Continental Grain Company
          277 Park Avenue
          New York, New York 10172
          Attention: Senior Corporate Vice President
                       and Chief Legal Counsel
          Telephone: (212) 207-5100
          Fax:       (212) 207-5799

     (iii) If to the Trustee:

          Manufacturers and Traders Trust Company
          One M&T Plaza
          Buffalo, New York 14203-2399

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          Telephone: (716) 842-4387
          Fax:       (716) 842-5905
          Attention: Corporate Trust Administration

     In addition, notice by mail shall be by air mail if posted outside of the continental United States. Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

     SECTION 6.06. Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns notwithstanding any provision of any Pooling Agreement that might deem this Agreement to be binding only upon the Servicer or Subservicer.

     SECTION 6.07. Provisions Separable. The provisions of this Agreement are independent of and separate from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     SECTION 6.08. Counterparts. For the purpose of facilitating the execution of this Agreement and or other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

     SECTION 6.09. Entire Agreement; Amendment of this Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing. This Agreement may not be amended in a manner adverse to the interests of the related Certificate Insurers without the prior written consent of such related Certificate Insurers.

     SECTION 6.10. Paragraph Headings. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     SECTION 6.11. Advice from Counsel. The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

     SECTION 6.12. Judicial Interpretation. Should any provision of this Agreement or any of the other transaction documents require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                       CONTIMORTGAGE CORPORATION,
                                         as Servicer and as Seller

                                       By: /s/ Margaret M. Curry
                                          ---------------------------------
                                          Name:  Margaret M. Curry
                                          Title: Senior Vice President

                                       By: /s/ Daniel J. Egan
                                          ---------------------------------
                                          Name:  Daniel J. Egan
                                          Title: Senior Vice President

                                       CONTINENTAL GRAIN COMPANY,
                                         as Subservicer

                                       By: /s/ Mark R. Baker
                                          ---------------------------------
                                          Name:  Mark R. Baker
                                          Title: Senior Vice President and
                                                 Chief Legal Officer

                                       CONTISECURITIES ASSET FUNDING CORP.,
                                         as Depositor

                                       By: /s/ John Banu
                                          ---------------------------------
                                          Name:  John Banu
                                          Title: Authorized Signatory

                                       By: /s/ Jay Remis
                                          ---------------------------------
                                          Name:  Jay Remis
                                          Title: Authorized Signatory

                                       CONTIWEST CORPORATION,
                                         as Seller

                                       By: /s/ Joy Tolbert
                                          ---------------------------------
                                          Name:  Joy Tolbert
                                          Title: Vice President

                                       By: /s/ Todd Hart
                                          ---------------------------------
                                          Name:  Todd Hart
                                          Title: Assistant Vice President

                   [Signature Page to Subservicing Agreement]

                                       MANUFACTURERS AND TRADERS TRUST COMPANY,
                                         as Trustee and on behalf of the Trusts

                                       By: /s/ Neil B. Witoff
                                          ---------------------------------
                                          Name:  Neil B. Witoff
                                          Title: Assistant Vice President

For the purpose of Section 6.01(c) only
and as to acceptability of Subservicer
under the related Pooling Agreements

CONSENTED TO BY:

MBIA INSURANCE CORPORATION,

By: /s/ Theresa M. Murray
   ---------------------------
   Name:  Theresa M. Murray
   Title: Vice President

FINANCIAL GUARANTY INSURANCE COMPANY

By: /s/ Barry Lites
   ---------------------------
   Name:  Barry Lites
   Title: Vice President

                [Signature Page to Subservicing Agreement--con't]

                                                                      SCHEDULE A

                           List of Pooling Agreements

SERIES   POOLING AGREEMENT

1994-3 Pooling and Servicing Agreement, dated as of June 1, 1994, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1994-4 Pooling and Servicing Agreement, dated as of August 1, 1994, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1994-5 Pooling and Servicing Agreement, dated as of December 1, 1994, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1995-1 Pooling and Servicing Agreement, dated as of March 1, 1995, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1995-2 Pooling and Servicing Agreement, dated as of May 1, 1995, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1995-3 Pooling and Servicing Agreement, dated as of August 1, 1995, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1995-4 Pooling and Servicing Agreement, dated as of November 1, 1995, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1996-1 Pooling and Servicing Agreement, dated as of February 1, 1996, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1996-2 Pooling and Servicing Agreement, dated as of June 1, 1996, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as

         Seller and Manufacturers and Traders Trust Company, as Trustee

1996-3 Pooling and Servicing Agreement, dated as of August 1, 1996, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller and Manufacturers and Traders Trust Company, as Trustee

1996-4 Pooling and Servicing Agreement, dated as of December 1, 1996, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-1 Pooling and Servicing Agreement, dated as of February 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-2 Pooling and Servicing Agreement, dated as of March 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-3 Pooling and Servicing Agreement, dated as of June 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-4 Pooling and Servicing Agreement, dated as of September 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1997-5 Pooling and Servicing Agreement, dated as of December 1, 1997, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-1 Pooling and Servicing Agreement, dated as of March 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-2 Pooling and Servicing Agreement, dated as of June 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

1998-3 Pooling and Servicing Agreement, dated as of September 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee

                                                                       EXHIBIT I

                       Form of Subservicer Advance Notice

                                         ________, ____

Continental Grain Company
277 Park Avenue
New York, New York 10172
Attention: _____________

               Re: Subservicing Agreement, dated November 1, 1998;
                   Notice of Subservicer Advance

     Pursuant to Section 2.02(b) of the Subservicing Agreement, dated as of November 1, 1998 (the "Subservicing Agreement"), among ContiMortgage Corporation (the "Servicer"), ContiWest Corporation, as Seller, ContiSecurities Asset Funding Corp., as Depositor, Continental Grain Company (the "Subservicer") and Manufacturers and Traders Trust Company (the "Trustee"), the undersigned hereby notifies you that a Subservicer Advance in the amount of $_________ is due on the Monthly Remittance Date occurring on ________, ____. The computation of the amount of the Subservicer Advance is set forth below.

                  Sum of Interest    Amount on deposit
                 Remittance Amount      in related       Amount of    Amount of
                   and Principal       Principal and    Delinquency  Subservicer
 Name of Trust   Remittance Amount   Interest Account     Advance      Advance
---------------  -----------------   -----------------  -----------  -----------




________________________________________________________________________________
Totals

     Please remit the amount of the Subservicer Advance directly to Manufacturers and Traders Trust Company (the "Trustee") at the account listed below by Noon on the Business Day preceding the Monthly Remittance Date.

     To:
     Account No:
     Reference:

                                       Very truly yours,

                                       CONTIMORTGAGE CORPORATION, as Servicer

                                       By: /s/ Margaret M. Curry
                                          -----------------------------
                                          Name:  Margaret M. Curry
                                          Title: Senior Vice President


cc: Manufacturers and Traders Trust Company
    One M&T Plaza
    Buffalo, New York 14203-2399
    Tel: (716) 842-4387
    Fax: (716) 842-5905
    Attention: Corporate Trust Administration

                                      I-2